American General Series Portfolio Company 2
       Supplement dated March 7, 2000
    To the Prospectus dated March 1, 2000

     American General Corporation has signed
a purchase agreement and expects to acquire the assets of CypressTree Investments, Inc., including its investment advisor,
CypressTree Asset Management Corporation,
Inc. and CypressTree Funds Distributors,
Inc., its mutual fund distributor.
CypressTree Asset Management Corporation,
Inc. is the investment advisor to the North
American Funds, headquartered in Boston,
Massachusetts.
     The Board of Trustees of American
General Series Portfolio Company 2
("American General Funds") has unanimously approved the merger of the American General
Funds into the North American Funds and will recommend the merger to the shareholders. In late Spring 2000, proxy materials will be mailed to the shareholders of the American
General Funds. The shareholder meetings are expected to be held in late June; and if approved by the shareholders, the merger of the fund groups would become effective in July. In the interim, the management and operations of the American General Funds will remain unchanged.







   This supplement supersedes all previous
                supplements.